UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2010

Kenexa Corporation

(Exact Name of Issuer as Specified in Charter)

Pennsylvania	000-51358	23-3024013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 East Swedesford Road, Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 971-9171

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A, Amendment No. 1, is being filed to amend Item 2.01 and Item 9.01 of the Current Report on Form 8-K filed by Kenexa Corporation (“Kenexa”) on October 1, 2010, to report an acquisition that occurred on October 1, 2010. This amendment includes the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b).

Item 2.01.	Completion of Acquisition or Disposition of Assets

On October 1, 2010, Kenexa completed its acquisition of Salary.com, Inc., a Delaware corporation (“Salary.com”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 31, 2010, by and among Kenexa, Spirit Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Kenexa (the “Purchaser”), and Salary.com.

Kenexa’s acquisition of Salary.com was structured as a two-step transaction, with a cash tender offer by the Purchaser for the common stock of Salary.com at a price of $4.07 per share, net to the seller in cash, without interest and less any applicable withholding taxes, followed by a merger of Purchaser with and into Salary.com, with Salary.com as a wholly owned subsidiary of Kenexa. The aggregate merger consideration paid by Kenexa was approximately $80 million, plus related transaction fees and expenses. Kenexa funded the acquisition from available cash and borrowings under its credit facility.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Kenexa’s Current Report on Form 8-K, filed on October 1, 2010, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

•

Attached as Exhibit 99.1 hereto and incorporated herein by reference are the consolidated financial statements and related notes of Salary.com as of and for the three months ended June 30, 2010 (unaudited).

•	Attached as Exhibit 99.2 hereto and incorporated herein by reference are the consolidated financial statements and related notes of Salary.com as of and for the year ended March 31, 2010 (audited).

(b) Pro Forma Financial Information.

•

Attached hereto as Exhibit 99.3 and incorporated herein by reference is the required unaudited pro forma financial information as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

(d) Exhibits.

Exhibit 23.1 -	Consent of Grant Thornton LLP

Exhibit 99.1 -	Unaudited consolidated financial statements and related notes of Salary.com as of and for the three months ended June 30, 2010.

Exhibit 99.2 -	Audited consolidated financial statements and related notes of Salary.com as of and for the year ended March 31, 2010 and report of independent registered public accounting firm.

Exhibit 99.3 -	Unaudited pro forma consolidating financial statements as of and for the nine months ended September 30, 2010 and for the fiscal year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kenexa Corporation

Date: December 10, 2010	By:	/s/ DONALD F. VOLK
Donald F. Volk
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

99.1	Unaudited consolidated financial statements and related notes of Salary.com as of and for the three months ended June 30, 2010.

99.2	Audited consolidated financial statements and related notes of Salary.com as of and for the year ended March 31, 2010 and report of independent registered public accounting firm.

99.3	Unaudited pro forma consolidating financial statements as of and for the nine months ended September 30, 2010 and for the fiscal year ended December 31, 2009.